Exhibit 99.2

scansource®

CFO COMMENTARY Q3 FY 2019

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-Q for the quarter ended March 31, 2019. ScanSource will present additional information about its financial results and outlook in a conference call on Thursday, May 9, 2019 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

THIRD QUARTER SUMMARY

During the third quarter, we grew gross profits and operating profits faster than sales. For the quarter, we had -0.3% net sales growth (2% organic), 6% gross profit growth, 5% operating income growth, and 7% non-GAAP operating income growth. Both Worldwide segments delivered organic net sales growth year-over-year, and our gross profit margin increased to 12.3%. Although net sales fell below our forecast range primarily from a lower volume of big deals, we delivered EPS growth over the prior year quarter. Third quarter fiscal year 2019 GAAP diluted EPS increased 7% year-over-year, and non-GAAP diluted EPS increased 13% year-over-year.

Q3 FY19 Results:

NET SALES

$ 893.4 million

Forecast:
$910 million to
$970 million

GAAP DILUTED EPS

$0.45

Forecast:
$0.48 to $0.54

NON-GAAP DILUTED EPS

$0.77

Forecast:
$0.76 to $0.82

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q3 FY19	Q2 FY19	Q3 FY18	Y/Y Change
Net sales	$893.4	$1,046.0	$895.6	-0.3%
Gross profit	$110.0	$120.5	$103.9	+6%
Gross profit margin %	12.3%	11.5%	11.6%	+ 71 bps
SG&A expenses	$77.7	$81.0	$72.7	+7%
Operating income	$18.8	$29.7	$17.9	+5%
Operating income %	2.1%	2.8%	2.0%	+10 bps
Non-GAAP operating income	$29.7	$36.7	$27.8	+7%
Non-GAAP operating income %	3.3%	3.5%	3.1%	+22 bps
GAAP net income	$11.7	$20.0	$10.6	+10%
Non-GAAP net income	$19.8	$25.4	$17.5	+13%
GAAP diluted EPS	$0.45	$0.78	$0.42	+7%
Non-GAAP diluted EPS	$0.77	$0.99	$0.68	+13%

- Net sales of $893 million (-0.3% Y/Y)
  - 2% Y/Y organic growth with growth in both segments
  - Foreign currency translation negatively impacted sales by $23 million
- Gross profit margin of 12.3%, up 71 bp Y/Y
  - Higher vendor programs
- Operating income increased 5% Y/Y

- Non-GAAP operating income (+7% Y/Y) grew faster than net sales (-0.3% Y/Y)
- Operating income margin was 2.1%, and non-GAAP operating income margin increased Y/Y to 3.3%
- For Q3 FY19, effective tax rate of 25.8%
- GAAP EPS increased 7% Y/Y to $0.45, and non-GAAP EPS increased 13% Y/Y to $0.77

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs and other non-GAAP items.

scansource.com 2 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q3 FY19	Q2 FY19	Q3 FY18
Net sales	$596.9	$701.6	$604.3
Gross profit	$61.6	$64.8	$56.5
Gross margin	10.3%	9.2%	9.3%
Operating income	$16.9	$18.6	$11.6
Operating income %	2.8%	2.6%	1.9%
Non-GAAP operating income	$18.8	$20.4	$13.9
Non-GAAP operating income %	3.2%	2.9%	2.3%



Net Sales, $ in millions
Y/Y Growth -1%
Y/Y Organic Growth +1%
$800
$700
$600
$500
$400
$300
$604
$685
$655
$702
$597
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19

- Net sales of $597 million, down 1% Y/Y
  - Organic growth of 1% Y/Y
  - Lower volume of big deals
  - Strong growth in physical security and POS systems
- Gross profit margin of 10.3%, up 96 bp Y/Y
  - Higher vendor programs
- Operating income margin of 2.8% increased 92 basis points Y/Y
- Non-GAAP operating income margin of 3.2% increased 86 basis points Y/Y
  - Higher gross profit margin

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles.

scansource.com 3 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q3 FY19	Q2 FY19	Q3 FY18
Net sales	$296.4	$344.4	$291.3
Gross profit	$48.5	$55.7	$47.4
Gross margin	16.3%	16.2%	16.3%
Operating income	$2.2	$11.5	$6.4
Operating income %	0.7%	3.4%	2.2%
Non-GAAP operating income	$10.9	$16.2	$14.0
Non-GAAP operating income %	3.7%	4.7%	4.8%

Net Sales, $ in millions

Y/Y Growth +2%
Y/Y Organic Growth +5%



$400
$300
$200
$100
$-
$291
$309
$318
$344
$296
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19

- Net sales of $296 million, up 2% Y/Y
  - Organic growth of 5% Y/Y
  - Continued strong sales growth in Brazil
  - Intelisys net sales increased 19% Y/Y
- Gross profit margin of 16.3%, consistent with prior year
- Operating income margin of 0.7% decreased 146 basis points Y/Y
- Non-GAAP operating income margin decreased 113 basis points Y/Y
  - SG&A includes investments for future growth
  - Unfavorable operating performance for International business

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and restructuring costs.

scansource.com 4 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

WORKING CAPITAL

$ in millions	Q3 FY19	Q2 FY19	Q3FY18
Accounts receivable (Q/E)	$632.5	$708.5	$664.1
Days sales outstanding in receivables*	60	58	64
Inventory (Q/E)	$760.7	$704.4	$569.5
Inventory turns	4.3	5.4	5.5
Accounts payable (Q/E)	$585.1	$604.6	$496.7
Paid for inventory days*	24.2	13.2	11.6
Working capital (Q/E) (AR+INV–AP)	$808.1	$808.3	$736.9

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $808.1 million, up 10% Y/Y and largely unchanged Q/Q
- Working capital increased Y/Y from higher inventory levels
- Days sales outstanding in receivables of 60 days
  - In line with recent trends
- Inventory turns slowed to 4.3x
  - Inventory up 34% Y/Y and up 8% Q/Q from strategic inventory purchases, a new warehouse in the UK and lower-than-forecasted sales
- Paid for inventory days of 24.2 reflect timing of accounts payable and higher inventory levels

scansource.com 5 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q3 FY19	Q2 FY19	Q3 FY18
Adjusted EBITDA (QTR)*	$34.6	$41.0	$32.8
Adjusted ROIC (QTR)*	11.1%	13.3%	11.2%
Operating cash flow (QTR)	$27.2	$(57.5)	$81.0
Operating cash flow, trailing 12 months	$6.5	$60.2	$7.6
Cash and cash equivalents (Q/E)	$20.4	$22.7	$35.4
Debt (Q/E)	$347.7	$372.4	$282.2
Net debt to adjusted EBITDA, trailing 12 months	2.2x	2.4x	1.8x
Shares repurchased – # of shares (QTR)	--	9,387	--
Shares repurchased – dollars (QTR)	--	$0.3	--
Remaining authorization under share repurchase plan (as of Q/E)	$99.4	$99.4	$99.7

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $34.6 million, up 5% Y/Y, due to higher operating margins
- Adjusted return on invested capital of 11.1%
- Operating cash flow of $27.2 million for the quarter and $6.5 million for the trailing 12 months
- Expect to generate operating cash flow during the remainder of fiscal year 2019
- Cash and cash equivalent balances of $20.4 million at 12/31/18, including $13.9 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.2x
- No shares repurchased during the quarter
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan
- Subsequent to QE, amended our credit facility to increase to $500 million (before term loan amortization) and to extend maturity to April 2024

scansource.com 6 May 9, 2019

ScanSource, Inc. CFO COMMENTARY Q3 FY2019 Q4 FY19 OUTLOOK For the quarter ending June 30, 2019: NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS Forecast Range: Forecast Range: Forecast: Range $970 million to $0.56 to $0.62 $0.80 to $0.86 $1.03 billion per share per share Q4 FY18: Net sales $994 million Q4 FY18: GAAP diluted EPS $0.40 Q4 FY18: Non-GAAP diluted EPS $0.77 • Outlook as of May 9, 2019 • Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration and restructuring costs • Forecast midpoint reflects 2% year-over-year organic sales growth • Reflects the following FX rates: $1.12 to EUR 1.00 for the Euro, $0.253 to R$1.00 for the Brazilian real (R$3.95 to $1) and $1.29 to GBP 1.00 for the British pound • Expects foreign currency translation to negatively impact sales by approximately $15 million • Assumes interest expense will be approximately $3.7 million for Q4 FY19 • Assumes an effective tax rate of 25% to 26% for Q4 FY19, excluding discrete items scansource.com 7 May 9, 2019

ScanSource, Inc. CFO COMMENTARY Q3 FY2019 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected sales, GAAP diluted earnings per obligation to update or revise any forward- share (“EPS”), non-GAAP diluted EPS, looking statements, whether as a result of new operating cash flow, foreign currency rates, information, future events, or otherwise, tax rates and interest expense that involve except as may be required by law. plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other NON-GAAP FINANCIAL INFORMATION statements that are not descriptions of In addition to disclosing results that are historical facts. Forward-looking information is determined in accordance with United States inherently subject to risks and uncertainties. Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain Any number of factors could cause actual non-GAAP measures, including non-GAAP results to differ materially from anticipated or operating income, non-GAAP operating forecasted results, including but not limited to, income margin, non-GAAP net income, non- changes in interest and exchange rates and GAAP diluted EPS, adjusted EBITDA, ROIC regulatory regimes impacting our international and net sales excluding the impact of foreign operations, the impact of tax reform laws, the currency translation and acquisitions (organic failure of acquisitions to meet our growth). A reconciliation of the Company's expectations, the failure to manage and non-GAAP financial information to GAAP implement our organic growth strategy, credit financial information is provided in the risks involving our larger customers and Appendix and in the Company’s Form 8-K, vendors, termination of our relationship with filed with the SEC, with the quarterly earnings key vendors or a significant modification of the press release for the period indicated. terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2018, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). scansource.com 8 May 9, 2019

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)	Quarter Ended March 31, 2019			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 18,804	$ 15,795	$ 11,715	$ 0.45
Adjustments:				
Amortization of intangible assets	5,005	5,005	3,789	0.15
Change in fair value of contingent consideration	5,101	5,101	3,619	0.14
Acquisition costs (a)	222	222	222	0.01
Restructuring Costs	592	592	443	0.02
Non-GAAP measure	$ 29,724	$ 26,715	$ 19,788	$ 0.77

	Quarter Ended December 31, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 29,706	$ 26,650	$ 19,982	$ 0.78
Adjustments:				
Amortization of intangible assets	4,700	4,700	3,567	0.14
Change in fair value of contingent consideration	1,850	1,850	1,408	0.05
Acquisition costs (a)	414	414	414	0.02
Non-GAAP measure	$ 36,670	$ 33,614	$ 25,371	$ 0.99

	Quarter Ended March 31, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 17,941	$ 15,792	$ 10,649	$ 0.42
Adjustments:				
Amortization of intangible assets	5,103	5,103	3,590	0.14
Change in fair value of contingent consideration	4,801	4,801	3,272	0.12
Non-GAAP measure	$ 27,845	$ 25,696	$ 17,511	$ 0.68

(a) Acquisition costs are nondeductible for tax purposes.

scansource.com 9 May 9, 2019

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended March 31, 2019:			
Q3 FY19 net sales, as reported	$ 596,913	$ 296,444	$ 893,357
Foreign exchange impact (a)	10,802	11,945	22,747
Q3 FY19 net sales, constant currency	607,715	308,389	916,104
Less: Acquisitions	-	(2,423)	(2,423)
Q3 FY19 net sales, constant currency excluding acquisitions	$ 607,715	$ 305,966	$ 913,681
Q3 FY18 net sales, as reported	$ 604,322	$ 291,315	$ 895,637
Y/Y % Change:			
As reported	-1.2%	1.8%	-0.3%
Constant currency	0.6%	5.9%	2.3%
Constant currency, excluding acquisitions (organic growth)	0.6%	5.0%	2.0%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2019 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended March 31, 2018.

scansource.com 10 May 9, 2019

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended March 31, 2019				FY19 YTD
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	Consolidated
Net sales	$ 596,913	$ 296,444	$ -	$ 893,357	$ 2,912,278
GAAP operating income	$ 16,865	$ 2,161	$ (222)	$ 18,804	$ 69,942
Adjustments:					
Amortization of intangible assets	1,968	3,037	-	5,005	14,708
Change in fair value of contingent consideration	-	5,101	-	5,101	11,535
Acquisition costs	-	-	222	222	988
Restructuring costs	-	592	-	592	1,920
Non-GAAP operating income	$ 18,833	$ 10,891	$ -	$ 29,724	$ 99,093
GAAP operating income % (of net sales)	2.83%	0.73%	n/m	2.10%	2.40%
Non-GAAP operating income % (of net sales)	3.16%	3.67%	n/m	3.33%	3.40%

($ in thousands)	Quarter Ended December 31, 2018			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 701,639	$ 344,382	$ -	$ 1,046,021
GAAP operating income	$ 18,581	$ 11,539	$ (414)	$ 29,706
Adjustments:				
Amortization of intangible assets	1,854	2,846	-	4,700
Change in fair value of contingent consideration	-	1,850	-	1,850
Acquisition costs	-	-	414	414
Non-GAAP operating income	$ 20,435	$ 16,235	$ -	$ 36,670
GAAP operating income % (of net sales)	2.65%	3.35%	n/m	2.84%
Non-GAAP operating income % (of net sales)	2.91%	4.71%	n/m	3.51%

($ in thousands)	Quarter Ended March 31, 2018			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 604,322	$ 291,315	$ -	$ 895,637
GAAP operating income	$ 11,566	$ 6,375	$ -	$ 17,941
Adjustments:				
Amortization of intangible assets	2,310	2,793	-	5,103
Change in fair value of contingent consideration	-	4,801	-	4,801
Non-GAAP operating income	$ 13,876	$ 13,969	$ -	$ 27,845
GAAP operating income % (of net sales)	1.91%	2.19%	n/m	2.00%
Non-GAAP operating income % (of net sales)	2.30%	4.80%	n/m	3.11%

n/m = not meaningful

scansource.com 11 May 9, 2019

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)

	Q3 FY19	Q2 FY19	Q1 FY19	Q4 FY18	Q3 FY18
Adjusted return on invested capital (ROIC), annualized (a)	11.1%	13.3%	12.9%	12.5%	11.2%
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,715	$ 19,982	$ 14,322	$ 10,388	$ 10,649
Plus:					
Interest expense	3,670	3,119	2,627	2,494	2,784
Income taxes	4,080	6,668	4,902	7,655	5,143
Depreciation and amortization	9,363	8,935	9,268	9,291	9,438
EBITDA	28,828	38,704	31,119	29,828	28,014
Adjustments:					
Change in fair value of contingent consideration	5,101	1,850	4,584	8,448	4,801
Acquisition costs	222	414	353	-	-
Restructuring costs	456	-	1,328	-	-
Tax recovery and related interest income	-	-	-	(3,119)	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 34,607	$ 40,968	$ 37,384	$ 35,157	$ 32,815
Invested Capital Calculation					
Equity - beginning of the quarter	$ 899,503	$ 877,897	$ 866,376	$ 877,796	$ 860,787
Equity - end of quarter	911,063	899,503	877,897	866,376	877,796
Adjustments:					
Change in fair value of contingent consideration, net of tax	3,619	1,408	3,487	5,679	3,272
Acquisition costs, net of tax	222	414	353	-	-
Restructuring costs, net of tax	334	-	955	-	-
Tax recovery and related interest income, net of tax	-	-	-	(2,058)	-
Tax reform charges	-	-	-	2,345	-
Average equity	907,371	889,611	874,534	875,069	870,928
Average funded debt (b)	357,443	333,138	272,277	253,393	315,872
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,264,814	$ 1,222,749	$ 1,146,811	$ 1,128,462	$ 1,186,800

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 May 9, 2019

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q3 FY19	Q2 FY19	Q1 FY19	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17
Debt (Q/E)	$ 347,672	$ 372,410	$ 281,859	$ 249,429	$ 282,158	$ 360,932	$ 285,763	$ 97,300
Less: Cash and cash equivalents (Q/E)	(20,400)	(22,749)	(18,858)	(25,530)	(35,361)	(35,435)	(23,616)	(56,094)
Net debt (Q/E)	$ 327,272	$ 349,661	$ 263,000	$ 223,899	$ 246,797	$ 325,497	$ 262,147	$ 41,206
Reconciliation of Net Income to Adjusted EBITDA								
Net income - GAAP	$ 11,715	$ 19,982	$ 14,322	$ 10,388	$ 10,649	$ 7,969	$ 4,147	$ 18,970
Plus:								
Interest expense	3,670	3,119	2,627	2,494	2,784	2,285	1,585	934
Income taxes	4,080	6,668	4,902	7,655	5,143	12,341	2,633	4,450
Depreciation and amortization	9,363	8,935	9,268	9,291	9,438	9,901	8,864	6,276
EBITDA	28,828	38,704	31,119	29,828	28,014	32,496	17,229	30,630
Adjustments:								
Change in fair value of contingent consideration	5,101	1,850	4,584	8,448	4,801	6,913	16,881	1,290
Acquisition costs	222	414	353	-	-	-	172	422
Restructuring costs	456	-	1,328	-	-	-	-	-
Tax recovery and related interest income	-	-	-	(3,119)	-	-	-	(1,382)
Legal settlement, net of attorney fees	-	-	-	-	-	-	952	-
Adjusted EBITDA (non-GAAP)	$ 34,607	$ 40,968	$ 37,384	$ 35,157	$ 32,815	$ 39,409	$ 35,234	$ 30,960
Adjusted EBITDA, TTM (a)	$ 148,116	$ 146,324	$ 144,765	$ 142,617	$ 138,418	$ 134,794	$ 128,015	$ 121,986
Net Debt / Adjusted EBITDA, TTM (a)	2.2x	2.4x	1.8x	1.6x	1.8x	2.4x	2.0x	0.3x

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 May 9, 2019

ScanSource, Inc. CFO COMMENTARY Q3 FY2019 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q4 FY19 Outlook ($ in thousands) Forecast for Quarter ending June 30, 2019 Range Low Range High GAAP diluted EPS $ 0.56 $ 0.62 Adjustments: Amortization of intangible assets 0.15 0.15 Change in fair value of contingent consideration 0.08 0.08 Restructuring costs 0.01 0.01 Non-GAAP diluted EPS $ 0.80 $ 0.86 scansource.com 14 May 9, 2019